Exhibit 99.1

OCTOBER 2025

Disclaimers Forward Looking Statement This presentation includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward - looking statements address various matters including the adoption and integration of Bitcoin and other digital assets by major asset managers and financial institutions, Empery Digital Inc.’s (the “Company” or “Empery Digital”) plans to utilize strategic capital raises and share repurchases, the Company’s ability to outperform Bitcoin over the long - term, plans to grow the Company’s OEM relationships, the Company’s ability to generate positive cash flow from our Empery Mobility business, the Company’s plans with respect to strategic M&A, social media growth, and global expansion. Each forward - looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading “Risk Factors” in the Company's Quarterly Reports on Form 10 - Q for the three months ended March 31, 2025 and June 30, 2025. Further, past performance is not indicative of future results and Bitcoin prices are highly volatile and unpredictable. We caution investors not to place considerable reliance on the forward - looking statements contained in this presentation. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward - looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. No Offer or Solicitation This presentation has been prepared by the Company solely for informational purposes . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction . Market and Industry Data Certain information contained in this presentation, including industry and market data and other statistical information, relates to or is based on studies, publications, surveys and other data obtained from third - party sources and the Company’s own internal estimates and research. While the Company believes these third - party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Trademarks This presentation may include references to the Company’s trademarks and trademarks belonging to other entities . Solely for convenience, some of the trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may be listed without the ® or symbols, but such references are not intended to indicate in any way that the Company will not assert, to the fullest extent under applicable law, the Company’s rights or the rights of the applicable licensor to these trademarks and trade names . 2

Company Highlights

Nasdaq: EMPD

The Bridge between Capital Markets and the Digital Asset Revolution

Launched treasury dashboard
Real-time, transparent data reporting facilitated by third-parties

Managed by seasoned capital market experts
Decades of experience raising capital across public markets

Currently trading at discount to Net Asset Value
Opportunity to acquire BTC exposure at a discount to BTC market price

Support from digital asset veterans
Gemini engaged as Strategic Digital Asset Service Provider

Capital flywheel in place to increase Bitcoin per share
Access to $1B via at-the-market equity offerings and Executing buybacks through $150M share repurchase program

4,081
Bitcoin Count
Top 25 Public Bitcoin Treasuries[1]

95.5%
Capital Deployed
Proceeds from Equity Capital Raise used to purchase BTC

8.1M
Shares Repurchased
Number of shares repurchased at a discount to NAV

19.4%
Bitcoin Yield
Effective increase in Bitcoin per share from share repurchases

EMPERY DIGITAL TREASURY DASHBOARD INVESTOR RELATIONS X

[1] Source: Bitcointreasuries.net as of 10/17/2025
Note: The following KPIs are current as of 10/17/2025 - Bitcoin Count, Shares Repurchased, and Bitcoin Yield

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The Asset The Trade The Expertise The Infrastructure The Road Ahead 4

The Asset The Trade The Expertise The Infrastructure The Road Ahead 5

Scarce Fixed maximum supply of 21M 1 , 19.9M already mined, significant aggregate value The Asset Bitcoin’s Winning Thesis 6 Global Borderless, 24/7, rapid digital transfer Decentralized Network is open to all, no central authority, just an internet connection Resilient 10+ years outperforming markets 2 , asset has become increasingly mainstream Bitcoin is the first decentralized, non - sovereign monetary alternative to gain widespread global adoption 1 Bitcoin Core Developers. (2009 – present). Bitcoin Core source code: Block subsidy and halving schedule (consensus/amount.h and validation.cpp) [C++ source code]. Bitcoin Core Repository, GitHub. 2 BlackRock Inc. (2025). Bitcoin: A unique diversifier – Why bitcoin’s appeal to investors lies in its detachment from traditional risk and return drivers (p. 4)

The Asset Why we Believe Bitcoin is on the Verge of Becoming Mainstream Regulatory Clarity New frameworks like the GENIUS Act, CLARITY Act , and Project Crypto are expected to establish Bitcoin’s path to integration with U.S. and global financial institutions. Institutional Momentum Major asset managers like BlackRock , Fidelity , and JPMorgan are integrating Bitcoin into portfolios, ETF products, and institutional value storage. Bitcoin represents an alternative for global value storage - scarce, decentralized, and borderless - emerging at a time when traditional systems face unprecedented debt, inflation and trust challenges 7 Macro Relevance With record sovereign debt and declining trust in fiat systems, Bitcoin offers a non - sovereign, auditable store of value for individuals, institutions, and governments worldwide.

$248B $65B $131B $736B $590B $323B $867B $1.9T $2.1T $7B $15B 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 The Asset Bitcoin is the Clear Winner as the Digital Store of Value 8 1 https://coincodex.com/market - cap/ 2 Source: Bloomberg. 90 - day historical volatility as of 10/17/2025. Bitcoin volatility as of 2024 is as of 10/17/2024. Bitcoin Market Cap (10 year) 1 BTC Volatility Reflects Market Maturity 2 36% 29% 30% 26% 25% 24% 16% 15% 24% Gold Silver Total Asset Size has exceeded $2.1 Trillion 2024 Current BTC Volatility has declined by 7% in the past year , more recently inline with many of the world’s largest companies Note: For illustrative purposes only. Past performance is not indicative of future results.

The Asset Bitcoin Provides an Uncorrelated Hedge Against Global Volatility 9 Date Event Jan. 3, 2020 U.S. - Iran Escalation Mar. 9, 2020 COVID Outbreak Nov. 3, 2020 2020 U.S. Election Challenges Feb. 21, 2022 Russia Invasion of Ukraine Mar. 9, 2023 U.S. Regional Banking Crisis Apr. 2, 2025 U.S. Global Tariff Declaration BTC Gold SPX 17% 1% 1% - 23% - 12% - 19% 19% - 1% 7% 10% 2% 0% 27% 10% - 2% 0% 4% - 5% BTC Gold SPX 26% 7% - 8% 24% 2% - 1% 131% - 1% 12% 4% 2% - 2% 25% 11% 4% 23% 6% 5% [1] BlackRock Inc. (2025). Bitcoin: A unique diversifier – Why bitcoin’s appeal to investors lies in its detachment from traditional risk and return drivers (p. 6) Note: For illustrative purposes only. Past performance is not indicative of future results. BlackRock: What Makes Bitcoin Relevant? 1 10D Return 60D Return Bitcoin has consistently demonstrated resilience during periods of market stress . Initial selloffs are often followed by strong rebounds, with the asset recovering - and in many cases outperforming - as disruptive events reinforce confidence in Bitcoin’s fundamentals.

The Asset

The Regulatory Landscape has Changed

2025 | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep

EO14178
White House order "**Strengthening American Leadership in Digital Financial Technology**" creates a Digital Asset Working Group and sets a pro-innovation policy baseline (self-custody, tech-neutral rules, anti-CBDC stance).

FASB fair-value crypto accounting
New U.S. accounting standard (ASU 2023-08) takes effect, requiring fair-value measurement of eligible crypto assets - removing prior impairment asymmetry and widely viewed as pro-adoption.

New Hampshire HB302
Became the first U.S. State to pass strategic digital asset reserve law. Allows state treasurer to invest up to 5% of public funds into digital assets.

Texas SB21
$10M+ funded reserve.

GENIUS Act becomes law
First national stablecoin framework passes Congress; mandates 1:1 reserves and opens issuance to banks, non-banks, and credit unions under federal/State supervision.

CLARITY Act
The Digital Asset Market Clarity Act of 2025 (H.R. 3633) clears the House with bipartisan votes, designed to establish a federal market-structure framework (bill currently under consideration in the U.S. Senate).

Project Crypto Launched by SEC
Initiative intended to establish a clearer and modernized regulatory framework for digital assets - covering custody, trading, disclosure, and innovation exemptions. Aimed at fostering growth, clarity, and investor protection in U.S. crypto markets.

White House Digital Assets Report
First ever detailed U.S. federal policy/report laying out pro-innovation recommendations (stablecoins, banking access, market structure, taxation).

401(k)
Executive Order issued allowing 401(k) access to alternative assets (crypto, private equity, real estate).

State
Federal

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The Asset Institutional BTC Adoption has Taken Shape “America’s rising national debt could threaten the dollar’s status as the world’s reserve currency, potentially leading to decentralized assets like Bitcoin taking its place.” - Larry Fink, April 2025 Morgan Stanley plans to launch crypto trading on E*TRADE by 2026 and Morgan Stanley brokers are soon to be allowed to recommend spot Bitcoin ETF’s to clients JPMorgan plans to launch Bitcoin backed loans as soon as 2026 Charles Schwab is preparing to expand crypto offerings by launching spot trading for Bitcoin and Ethereum Fidelity offers two crypto funds, one for Bitcoin and one for Ethereum allowing clients to add exposure to crypto in brokerage, trust and IRA accounts 11

The Asset The Trade The Expertise The Infrastructure The Road Ahead 12

The Trade Empery Digital Offers Differentiated Exposure to Bitcoin Empery will utilize strategic capital raises and share repurchases to optimize its capital structure and increase bitcoin per share to drive long - term shareholder value Empery Digital intends to outperform bitcoin over the long term and use institutional resources to protect , monetize and increase the asset Manage Capital Structure to Increase Exposure Institutional Custody Ability to Monetize Bitcoin Portfolio 13 Institutional scale offers access to cold storage on institutional custody platforms with qualified custodians and the scale to utilize a multi - custodian approach By implementing a derivatives strategy, Empery may generate cash yield on the bitcoin portfolio

The Trade Strategy to Maximize Bitcoin per Share 1 Efficient Bitcoin aggregation Issue equity when market conditions allow us to raise capital at a premium to net asset value (“NAV”) and repurchase shares when shares trade below NAV. Cost mitigation across all elements of the strategy and derivative overlays optimize Bitcoin per share and limit dilution. 2 Rules based Execution Framework Our operating playbook is based on clear market - driven rules. We issue, repurchase, or hold based on disciplined metrics focused on maximizing NAV per share Immediate access to incremental capital Program in place backed by committed debt facilities Scaled BTC portfolio acquired with no leverage 3 Robust Risk Management Engineered for resilience with a clean balance sheet, institutional - grade custody, and real - time, third - party KPI reporting Efficient Access to Significant capital 14

OUTPUTS The Trade Value Creation Mechanism 2 3 Robust Risk Management Engineered for resilience with a clean balance sheet, institutional - grade custody, and real - time, third - party KPI reporting Rules based Execution Framework Our operating playbook is based on clear market - driven rules. We issue, repurchase, or hold based on disciplined metrics focused on maximizing NAV per share mNAV BTC Price Share Count Liquidity Financial Model Utilize ATM Repurchase Shares Purchase BTC Derivative Trading 1 15 Efficient Bitcoin aggregation Issue equity when market conditions allow us to raise capital at a premium to net asset value (“NAV”) and repurchase shares when shares trade below NAV. Cost mitigation across all elements of the strategy and derivative overlays optimize Bitcoin per share and limit dilution. INPUTS

The Trade Transparent and Clean Structure 2 3 Robust Risk Management Engineered for resilience with a clean balance sheet, institutional - grade custody, and real - time, third - party KPI reporting Rules based Execution Framework Our operating playbook is based on clear market - driven rules. We issue, repurchase, or hold based on disciplined BTC - per - share metrics, not headlines 1 16 Efficient Bitcoin aggregation Issue equity when market conditions allow us to raise capital at a premium to net asset value (“NAV”) and repurchase shares when shares trade below NAV. Cost mitigation across all elements of the strategy and derivative overlays optimize Bitcoin per share and limit dilution.

The Trade Outperforming the Price of Bitcoin $8.80 BTC Price NAV / Share 1 $106,707 +3.0% $9.35 $116,991 - 8.8% 07/21/2025 10/17/2025 Source: Bloomberg and Empery Digital internal company analysis [1] Shares outstanding reflects all common shares plus prefunded warrants 07/21/2025 10/17/2025 NAV = BTC NAV + Cash – Debt NAV per Share 1 has outperformed Bitcoin price by 3.0% since the initiation of the Bitcoin treasury strategy Note: For illustrative purposes only. Past performance is not indicative of future results. 17 - 5.8%

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The Expertise Management has a Proven Track Record in Capital Markets 19 The Empery team has been executing a capital markets hedge fund strategy since mid - 2008 The Empery team has deployed capital in thousands of bespoke negotiated transactions in public companies The knowledge, expertise and relationships to navigate public markets to efficiently and cost effectively raise capital to add BTC per share Successfully managed a complex portfolio since fund inception in 2008 Hedge fund investments made through negotiated direct financings of public companies Ideally positioned to optimize the management of this large single asset portfolio Empery Asset Management has generated returns more than 22% on average per annum since inception Note: References to "Empery" and "Empery team" on this page refer to Empery Asset Management LP and its related funds. Certain members of the Company's management are or have been employed by Empery Asset Management LP and related entities.

The Expertise Management has a Proven Track Record in Capital Markets Timothy Silver COO Brett Director VP of Legal - CFO of Empery Digital Inc. since June 2021, successfully completing the company's IPO and subsequent follow on equity/debt offerings - Previous experience includes roles as an advisory consultant at Marcum Berstein & Penchuk LLP and an audit and advisory partner for technology, real estate and manufacturing clients at Deloitte and Touche LLP - Received a Master in Professional Accounting and Bachelor of Business Administration from the University of Texas at Austin - Previously served in the U.S. Army / Texas National Guard and achieved the rank of Sergeant - Capital markets expert with extensive experience executing direct financings across the capital structure and establishing systems and processes for reliable fund management - Currently serving as a Portfolio Manager at Empery Asset Management - Previous experience includes Lazard’s M&A team covering the Consumer, Retail, and Leisure space - Received BA from Colgate University in Mathematical Economics and MBA from Columbia Business School Ryan Lane Chairman / Co - CEO - Experienced investor with decades of experience negotiating and structuring investments in direct financings for hundreds of issuers in thousands of transactions - Deep expertise across the capital structure designing bespoke structural solutions for companies across all industries - Founder and Principal of Empery Asset Management since 2008 - Previous experience includes founding a broker - dealer that raised capital for development stage public and private companies - Received BA from Franklin & Marshall College in Finance & Accounting - Seasoned attorney with 30 years of experience focused primarily on structuring, negotiating and documenting capital raising transactions, including the issuance of equity, equity - linked and debt securities in private placements and public offerings - Currently serving as General Counsel and Chief Compliance Officer at Empery Asset Management - Previous experience includes over 15 years at Schulte Roth & Zabel, LLP (now McDermott Will & Schulte LLP) advising both issuers and funds on capital market transactions and related matters - Received BA from Franklin & Marshall College in Accounting and JD from Syracuse University Greg Endo CFO 20

The Expertise

Best-in-class Board of Directors and Management Team



Ian Read, CPA
Board Member

- 40 years of experience in senior management roles at Pfizer, culminating in appointment as CEO in 2010 and Chairman of the board in 2011 until 2018 and 2019, respectively
- Significant milestones include the spin-off of Pfizer's Animal Healthcare vertical and formation of Allogene Therapeutics and Cerevel Therapeutics
- Currently serving as a Senior Operating Executive with the Carlyle Group
- Served as Chairman of the Board of DXC Technology from 2019 to 2023
- Received B.S. in Chemical Engineering from Imperial College London



Rohan Chauhan, CFA
Board Member

- Systems specialist with extensive experience designing trading systems, infrastructure, and cost models
- Currently serves as Director of Strategy at Gemini
- Previously held senior roles handling business development, trading strategies, and system operations at Hudson River Trading, GIC (Singapore's Sovereign Wealth Fund), Kepos Capital, and Credit Suisse
- Earned CFA Charter in 2012
- Master's and Bachelor's degree in Engineering from The Cooper Union



Matthew Homer
Board Member

- Seasoned professional with operational experience across digital assets, fintech, and traditional finance
- Founder & General Partner of The Venture Debt, an early-stage, fintech focused venture capital firm
- Currently serves on boards of Gemini Trust Company and Standard Custody & Trust Company (a Ripple subsidiary)
- Currently serves as Operating Partner at Nyca Partners
- Received Master in Public Policy Degree from the Harvard Kennedy School



John Kim
Board Member / Co-CEO

- CEO of Volcon Inc. in 2024. Restructured company, cleared all debt, launched new products, and raised capital
- Founder Super73 Inc., the World's leading electric motorbike company. Acquired by Tiger Global in 2019
- Founder of U-Life Inc., an internet enabled home appliance company in Korea. Acquired by LG Electronics
- Principal designer Yahoo Search, car designer Honda Motors, brand manager Procter & Gamble
- Masters in Design from Stanford University
- Former US Army Paratrooper

Pfizer | The Carlyle Group – Global Alternative Asset Management | DXC Technology

Gemini | Kepos Capital | Credit Suisse | HRT hudson river trading | GIC

Quovo | Plaid | Gemini | nyca

VLCN | Super73 | yahoo! | Stanford University | U.S. Army

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The Asset The Trade The Expertise The Infrastructure The Road Ahead 22

The Infrastructure Real - time Data Reporting Facilitated by 3 rd Parties 23 Custodian is category leading digital asset firm • Institutional grade infrastructure tapping into liquidity from OTC providers and exchanges across the wider crypto ecosystem, facilitating best - in - class execution • Licensed and regulated qualified custodian will ensure the highest standards of security and compliance • Trusted API reporting capabilities to institutional customers Administrator • Leading third - party administrator to facilitate accurate and reliable real - time treasury reporting • Customized financial reporting ensuring accuracy and compliance at institutional level Administrator Custodian 1 Auditor Dashboard [1] Does not include custodians for BTC held as collateral for loans or derivative trading.

The Infrastructure 24 Treasury Dashboard Real - Time Continuous Third - Party Verified Data pulled from custodian

The Asset The Trade The Expertise The Infrastructure The Road Ahead 25

The Road Ahead Future Playbook Global Expansion Building global footprint by cross listing in pro - crypto jurisdictions. Prioritizing those with high volume. 3 Tokenization Enabling on - chain access to Empery’s treasury strategy via tokenized share wrappers, staking contracts, and treasury - yield derivatives. 2 Social Media Growth Scaling our social presence through organic content. The focus will be on educating those new to the crypto market and providing transparent insight into our decision - making process 1 Strategic M&A Acquiring bitcoin treasury assets at discounts to NAV to accretively add bitcoin to the portfolio. 4 26

The Road Ahead Empery Mobility: Diversified Operations support BTC Treasury 27 European Expansion Strengthen our operational resilience by diversifying outside the U.S. market . Leverage preferrable EV business incentives and larger market segments 1 for electric mobility products. Vehicle Financing Tailor financing solutions for U.S. manufacturers (Golf Cart, Powersports) that provide recurring revenue and cash yield. Grow our OEM relationships with increased order volume. 2 - Wheel Division Deliver profitable electric bicycles and micro - mobility products that utilize our strategic OEM/ODM partnerships. Focus on scalable product launches that are low risk, low capital investment. EU Legacy expertise in the electric mobility space creates business opportunities to generate positive cashflow. [1] Source: Statista Market Insights (2024). “E - bike Market Revenue by Region.” Europe ≈ $19.3 B vs. North America ≈ $2.2 B.https:// www.statista.com/outlook/mmo/electric - bikes/worldwide

Thank you 28